Exhibit 10.5

This document has been redacted pursuant to a confidential treatment request.

The * symbol denotes redacted information.

June 30, 2004

[*]

Managing Director

IMAGE SOLUTIONS (UK) Limited

2 Cable Court

Preston PR2 9YW

United Kingdom

Dear Ian,

Applied Precision is pleased to offer you [*]. Applied Precision is able to offer this [*] because Image Solutions (ImSol) Limited has agreed to [*]. Applied Precision will continue to [*] to ImSol for these customers during the term of the extended agreements. In addition, ImSol & Applied Precision agrees to extend the term of the existing Distribution Agreement for two additional years, through 15-December-07.

A list of [*] is attached. Please confirm by signing below that ImSol agrees to [*], while maintaining a high level of customer satisfaction.

I look forward to continued success in our extended business relationship.

Best regards,

/s/ Bryan Sullivan
Bryan Sullivan Director of Corporate Sales Applied Precision, LLC

Attachment

/s/ [*]	30/6/04
[*]	Date
Managing Director IMAGE SOLUTIONS (UK) Limited

This document has been redacted pursuant to a confidential treatment request.

The * symbol denotes redacted information.

Attachment

[*]

This document has been redacted pursuant to a confidential treatment request.

The * symbol denotes redacted information.

June 2004 (4)

APPLIED PRECISION LLC		Prepared by	JV
ADJUSTING JOURNAL ENTRIES		Reviewed by
MONTH:	6/30/2004

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